UNITED STATES

                        SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
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                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTON 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  June 28, 2002




                           GALLERY OF HISTORY, INC.
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             (Exact name of registrant as specified in its charter)





          Nevada                   0-13757                   88-0176525
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(State or other jurisdiction     (Commission              (I.R.S. Employer
    of incorporation)            File Number)            Identification No.)





    Promenade Suite, 3601 West Sahara Avenue, Las Vegas, Nevada  89102-5822
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            (Address of principal executive offices - Zip Code)





                                (702) 364-1000
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              (Registrant's telephone number, including area code)






	(Former name or former address, if changed since last report)
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ITEM 4.	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        (b)     Engagement of new independent accountants.

                We engaged Piercy Bowler Taylor & Kern as our new independent accountants as of June 26, 2002. During the two most recent fiscal years and through June 26, 2002, we have not consulted with Piercy Bowler Taylor & Kern regarding the matters described in, and required to be disclosed pursuant to,
                Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-B.









                                  SIGNATURE


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              GALLERY OF HISTORY, INC.



June 28, 2002                                 By:     Rod Lynam
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    Date                                      Name:   Rod Lynam
                                              Title:  Chief Financial Officer